Exhibit 99.2

LUTHER BURBANK CORPORATION Proxy for Special Meeting of Shareholders on May 4, 2023 Solicited on Behalf of the Board of Directors Smith, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock that the undersigned would be entitled to vote, if personally present and acting at the Special Meeting of Shareholders of Luther Burbank Corporation, to be held May 4, 2023 at 9:00 a.m., Pacific Time, at our corporate headquarters, which is located at 520 Third Street, 4th Floor, Santa Rosa, CA 95401, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF LUTHER BURBANK CORPORATION May 4, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, joint proxy statement/prospectus and proxy card are available at https://ir.lutherburbanksavings.com/shareholder-services/special-meeting Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000303000000000 8 050423 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Approval of the agreement and plan of reorganization (the "merger agreement"), dated as of November 13, 2022, by and between Washington Federal, Inc. ("Washington Federal") and Luther Burbank Corporation ("Luther Burbank"), pursuant to which Luther Burbank will merge with and into Washington Federal, with Washington Federal as the surviving institution (the "merger"), and the merger (such proposal, the "Luther Burbank merger proposal"). A copy of the merger agreement is attached as Appendix A to the joint proxy statement/prospectus that accompanies this proxy card. FOR AGAINST ABSTAIN 2. Approval of, on a non-binding, advisory basis, the compensation that certain named executive officers of Luther Burbank may receive that is based on or otherwise relates to the merger. FOR AGAINST ABSTAIN 3. Approval of the adjournment of the Luther Burbank special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Luther Burbank special meeting to approve the Luther Burbank merger proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. To indicate change your the new address address on your in the account, address please space check above. the Please box at note right and that changes this method. to the registered name(s) on the account may not be submitted via Signature of Shareholder Date: Signature of Shareholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

LUTHER SPECIAL BURBANK MEETING OF SHAREHOLDERS CORPORATION OF May 4, 2023 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending ACCOUNT NUMBER the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, joint proxy statement/prospectus and proxy card are available at https://ir.lutherburbanksavings.com/shareholder-services/special-meeting Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000303000000000 8 050423 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN FOR HERE AGAINST ABSTAIN 1. Approval of the agreement and plan of reorganization (the "merger agreement"), dated as of November 13, 2022, by and between Washington Federal, Inc. ("Washington Federal") and Luther Burbank Corporation ("Luther Burbank"), pursuant to which Luther Burbank will merge with and into Washington Federal, with Washington Federal as the surviving institution (the "merger"), and the merger (such proposal, the "Luther Burbank merger proposal"). A copy of the merger agreement is attached as Appendix A to the joint proxy statement/prospectus that accompanies this proxy card. FOR AGAINST ABSTAIN 2. Approval of, on a non-binding, advisory basis, the compensation that certain named executive officers of Luther Burbank may receive that is based on or otherwise relates to the merger. FOR AGAINST ABSTAIN 3. Approval of the adjournment of the Luther Burbank special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Luther Burbank special meeting to approve the Luther Burbank merger proposal. JOHN SMITH In their discretion, the proxies are authorized to vote upon such other business as may properly 1234 MAIN STREET come before the Special Meeting. This proxy when properly executed will be voted as directed APT. 203 herein by the undersigned shareholder. If no direction is made, this proxy will be voted in NEW YORK, NY 10038 accordance with the recommendations of the Board of Directors. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Shareholder Date: Signature of Shareholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.